SEMI-ANNUAL REPORTS (UNAUDITED)                                     MAY 31, 2000

                                  THE SG COWEN
                                FAMILY OF FUNDS

                      SG COWEN INCOME + GROWTH FUND, INC.
                           SG COWEN OPPORTUNITY FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                         SG COWEN LARGE CAP VALUE FUND

         [LOGO]                                    [LOGO]

                              -------------------
                                    CONTENTS

                                  (UNAUDITED)

Chairman's Letter ..........................................    1

SG Cowen Income + Growth Fund, Inc. ........................    2

SG Cowen Opportunity Fund ..................................    4

SG Cowen Intermediate Fixed Income Fund and
SG Cowen Government Securities Fund ........................    6

SG Cowen Large Cap Value Fund ..............................    8

Statements of Investments ..................................   10

Statements of Assets and Liabilities .......................   24

Statements of Operations ...................................   26

Statements of Changes in Net Assets ........................   28

Notes to Financial Statements ..............................   33

CHAIRMAN'S LETTER                                                  JULY 11, 2000

TO OUR SHAREHOLDERS:

  We are pleased to report that every SG Cowen fund outperformed its benchmark during the six-month period ended May 31, 2000.

  On the equity side, the SG Cowen Income + Growth Class A shares handily beat the S&P 500 Index, a measure of large-cap blue-chip stocks. The SG Cowen Opportunity Fund Class A shares completely overwhelmed the Russell 2000 Index, a benchmark of small cap investing. And the SG Cowen Large Cap Value Fund easily outperformed the Russell 1000 Value Index return. In fixed income, both of our bond funds produced better returns than their benchmarks, primarily due to our heavy concentration in U.S. Treasury securities, the best performing fixed-income asset class.

  The first reporting period of the new millennium was a topsy-turvy mixture of surging growth stocks followed by a massive sell-off in technology and a return to value investing. In bonds, long-term yields declined partly due to an unprecedented buyback in U.S. Treasury securities while the Federal Reserve Board steadily increased short-term rates. Despite the Fed's efforts, the U.S. economy continued to boom, with a slowdown only becoming evident in recent weeks.

  Amidst this unusual environment, we have remained true to our investment disciplines. We are gratified that our investment styles and strategies produced superior results during the period.

  On the following pages, the portfolio managers provide commentary that analyzes fund performance while providing an outlook for the rest of 2000. These discussions are followed by data including a list of portfolio holdings in each fund as of May 31, 2000.

  Thank you for your continuing confidence in the SG Cowen Family of Funds.

                                                                Sincerely,

                                                        Philippe H. Collas
                                                                  Chairman

                         SG COWEN INCOME + GROWTH FUND

NASDAQ's magic spell was finally broken on March 10, 2000, when investors shifted out of technology stocks with slim or no profits and redeployed their funds into value stocks where corporate earnings are strong. Our focus on energy and insurance companies was rewarded, and we were virtually untouched by the meltdown in Internet and biotechnology shares.

                                  PERFORMANCE

For the six months ended May 31, 2000, the total return for the SG Cowen Income + Growth Class A shares was 16.18%. In comparison, the Standard & Poor's 500 Index return was 2.90% for the same period. The Fund's Class B and Class I shares returned 15.78% and 16.47%, respectively, for the fiscal period.

  After reaching an all-time high in March, the NASDAQ and other momentum-oriented stocks began a steep descent while the type of value-oriented stocks that we buy began to perform much better. The Fund's best performing sector was energy, where oil service firms such as Baker Hughes and Halliburton accelerated early in the period. The next tier included exploration and production companies such as Apache and Burlington Resources. These stocks were purchased at very low price/cash flow multiples, and thus provided the portfolio with strong appreciation to the point where we decided that the positions should be trimmed.

  Another strong performing group was insurance, primarily property/casualty that has seen firmer pricing for insurance products in recent months. For several years, the industry has suffered from lower and lower rates due to fierce competition. However, that competition is beginning to wane, allowing leading companies such as Chubb to raise prices on their insurance products. St. Paul Companies is another property/casualty insurer whose stock price was weighted down due to difficulties assimilating a recent merger. However, the stock has rallied as the company, which has a significant presence in asset management with its majority ownership of The John Nuveen Co., worked through these challenges while posting strong earnings. Hartford Financial Services Group, a stock we purchased in February, nearly doubled by the end of the period due to the improved outlook for property/casualty insurance. All of these insurance concerns have seen their stock prices rise sharply despite rising interest rates, which is typically a negative factor since insurance companies hold significant bond portfolios.

  However, we continue to be bearish on another interest-rate sensitive group, the banking industry, where we currently have no exposure. Although banks are generating historically high returns on equity, a slowing economy would likely crimp these results. Using price/book value as a measure, bank valuation levels are very high when viewed over the past fifteen years. In addition, we are not confident that banks have made adequate reserves for loan losses, calling into question their true balance sheet strength.

  Similarly, we sold all of our real estate investment trust shares because we believe that a weakening economy does not bode well for the overbuilt apartment, office and shopping mall markets. REIT valuation levels are high when viewed over the past 20 years, and would plummet if managements were forced to cut dividends in an economic downturn.

  The proceeds were invested in out-of-favor food stocks such as Bestfoods, which was subsequently acquired by Unilever, thus doubling the stock in two months. Bestfoods is among the largest U.S. consumer foods companies with brands such as Hellman's Mayonaise and Skippy Peanut Butter. Prior to the Unilever acquisition, Bestfoods' stock price languished despite the strong brand names, good profit margins and excellent management team.

  Other additions include defense/aerospace stocks such as Raytheon, which we believe should benefit from increases in defense spending after a decade of declines. Prior to our purchase, shares of Raytheon fell from the mid-70s to the low 20s, even though the company's cash flow remained strong. Defense companies have operated in a distressed environment for the past decade and should benefit from pledges by both major presidential candidates to boost the defense budget.

  We also added exposure to electric utilities and natural gas stocks, many of which are selling at less than 10 times earnings while offering strong dividends.

  Although many of the portfolio's holdings already offer dividends that are higher than the S&P 500 Index, we also own companies that have the potential to grow their dividends faster than the market. Occasionally, we add a company that does not pay a dividend. An example would include Watson Pharmaceuticals, a generic drug company which doesn't currently pay a dividend but certainly could pay one if it so chose.

  As of May 31, 2000, the SG Cowen Income + Growth Fund dividend yield was 3.0%. In comparison, the S&P 500 Index dividend yield was 1.2% at that date.

                                LOOKING FORWARD

Despite its recent outperformance vs. the S&P 500 Index, the portfolio's valuation characteristics continue to be favorable. As of May 31, 2000, the Fund's price-earnings ratio on expected calendar year 2000 earnings was approximately 13, a discount to the S&P 500 Index earnings multiple of nearly
27. Meanwhile, the companies held in the Fund had an expected five-year normalized earnings growth rate of about 7%, while the S&P 500 growth rate is expected to be 6%. As already indicated, the Fund's 3.0% dividend yield is significantly higher than the Index, which was 1.2%.

  Investors who have become accustomed to 25% annual returns in the stock market are likely to be disappointed this year. In such an environment of more modest stock market performance, value portfolios tend to provide rewarding relative returns.

PAUL D. HOUK, CFA
INVESTMENT OFFICER

                           SG COWEN OPPORTUNITY FUND

Small-cap stocks continued to outperform large caps, a trend that began early in 1999. Even so, small caps remain attractively valued as measured by price/ earnings, price/sales and price to cash flow. In addition, value made a comeback during the six-months ended May 31, 2000, as investors finally stopped indiscriminately buying dot.coms in favor of companies with real earnings and intrinsic value.

                                  PERFORMANCE

For the six months ended May 31, 2000, the total return for the SG Cowen Opportunity Fund Class A shares was 30.87%. The Fund outperformed the Russell 2000 Index return of 5.49% as well as the S&P 500 Index return of 2.90%. The Fund's Class B and Class I shares returned 30.43% and 31.09%, respectively, for the fiscal period.

  Our process and strategy is to seek companies that are selling at attractive valuations. We then look for potential catalysts that can bring companies to life, such as new management, products or technology. Our research team analyzes a company's fundamental strength, preferring those with improved balance sheets and cash flows, growing market share and experienced management with significant stock ownership. This investment philosophy and process that we call "The Search For Companies Poised For Growth" has been in place since 1986 and implemented in the SG Cowen Opportunity Fund since its inception in 1988.

  A major factor in the Fund's superior performance was its build-up of energy shares 18 months ago when most investors shunned them. During the six-month period, our continued overweight in these companies boosted performance as the major Russell energy sector performed very well. In particular, exploration and production companies in the portfolio such as Santa Fe Snyder and Ocean Energy and drillers such as Global Marine and Rowan Companies all rose between 50% and 100%. OPEC's decision to constrain oil prices in a range of $22 to $28 combined with little non-OPEC supply growth and continued worldwide demand is giving confidence to investors of the sustainability of earnings and cash flow growth.

  Although the portfolio benefited from its overweight in energy, we began to take selected profits as the period came to a close. In those particular stocks, their valuations in relation to the price of oil and gas no longer appeared as undervalued. A year ago, we made the case that many of these companies were inexpensive relative to oil and gas prices, which were also low. However, now that oil and gas prices are in a more normal range, a number of companies began to reach valuation levels approaching our sell targets.

  We reinvested some of the proceeds into property/casualty insurance companies such as Mutual Risk Management, St. Paul Companies and insurance broker Arthur
J. Gallagher. The stocks are inexpensive, industry rate increases are coming and there is a good potential for merger transactions. In addition, we have purchased some small banks, such as BancWest in Hawaii. With Asia's economies picking up as well as demand for Hawaii real estate increasing from wealthy technology entrepreneurs in California and Seattle, Hawaii's economy is strengthening.

  Aside from these purchases, however, the Fund's underweight in financial services during the period was generally beneficial to performance, as the Russell financial services sector performed poorly. Most financial services companies could not withstand the Federal Reserve Board's continuing attempt to slow the U.S. economy by raising short-term interest rates. At May 31, 2000, however, it appeared that the economy was indeed slowing and that the Fed's actions were near completion.

  In contrast, another industry dependent on government decision-making, defense/aerospace, became more attractive as federal outlays for defense spending stopped declining. Indeed, both major presidential candidates have vowed to boost defense spending in coming years. That's timely for an industry that has operated in a difficult environment for much of the 1990s. As a result, there have been write-offs and restructuring in the industry, which is now in a position to take advantage of improving fundamentals. While the big project nature of the industry often makes it difficult to achieve consistent quarterly earnings, we believe that the companies are attractively positioned to take advantage of the improving environment.

  Government oversight and reimbursement have long been problems for health care stocks. Yet, we believe that we have assembled an attractive portfolio of companies in a wide variety of sectors such as Mid Atlantic Medical Services
(HMOs), Health South (rehabilitation services), Acuson (ultrasound technology), Quorum Health (hospitals) as well as a package of biotechnology stocks that were purchased after the major correction earlier in the year. In addition, having generally avoided the NASDAQ sell-off, we used the market weakness to buy shares in profitable technology and Internet-related companies with sufficient cash on hand and a strong market position.

  As always, our bottom-up approach generates dozens of attractively valued small cap companies in unique fields. One example is Edison Schools, the nation's largest private operator of public schools. The company contracts with local school districts to assume educational and operational responsibility for individual schools in return for per-pupil funding that generally matches other public schools in the area. The company, which currently serves about 38,000 students in 79 schools throughout the country, has been able to increase test scores among children in some of the more difficult public school districts. Although they haven't yet demonstrated lasting performance, longer-term holdings such as Reader's Digest and Calgon Carbon continue to appear attractive. Reader's Digest is in the midst of a restructuring that we believe is likely to unlock value for current shareholders or for an acquirer while Calgon Carbon, a leading company specializing in water purification, we believe is very attractively valued, and its business is beginning to improve.

                                LOOKING FORWARD

Historically, small cap outperformance tends to last for many years. The last two waves lasted nine years between 1975 and 1983 and four years from 1991 through 1994. The stock market has shown an affinity for leadership and trends; small cap leadership has become the most recent trend and we believe that it will continue. After years of pessimism, we believe the drumbeat of negativity in small cap value is finally behind us.

WILLIAM R. CHURCH, CFA
SENIOR INVESTMENT OFFICER

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                      SG COWEN GOVERNMENT SECURITIES FUND

For much of the period under review, an unusual pattern emerged: long-term interest rates were falling while the Federal Reserve Board aggressively increased short-term rates. Indeed, by May 31, 2000, the 30-year U.S. Treasury bond at 6.01% was yielding significantly less than the federal funds rate, 6.50%. Fixed income managers who paid less attention to the Fed and more attention to the yield curve outperformed their benchmarks. Nevertheless, the decline in longer-term yields occurred after yields had risen sharply between December 1 and mid-January, dragging down returns for the six-month period.

                                  PERFORMANCE

For the six months ended May 31, 2000, the total return for the SG Cowen Intermediate Fixed Income Fund's Class A shares was 1.17%. In comparison, its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged benchmark of intermediate government and corporate bonds, reflected a return of 1.10%. The Fund's Class B and Class I shares returned 1.05% and 1.29%, respectively, for the fiscal period.

  The total return for the SG Cowen Government Securities Fund's Class A shares was 2.26% for the six-month period. In comparison, its unmanaged benchmark, the Lehman Brothers Aggregate Index, reflected a 1.38% return. The Fund's Class I shares returned 2.27%.

  The six-month period was unusual because yields rose on securities with maturities shorter than ten years, but actually fell on longer-term bonds. For example, the two-year U.S. Treasury note yield rose from 6.03% on December 1, 1999 to 6.67% on May 31, 2000. Meanwhile, the 30-year U.S. Treasury bond declined in yield from 6.30% to 6.01% over the same period.

  Yields on shorter-maturity notes rose in concert with Federal Reserve Board action. The Fed boosted short-term rates three times for a total of one percentage point to 6.50% in an effort to slow down the economy and ease inflationary pressures. During the fourth quarter of 1999 and the first quarter of 2000, the Gross Domestic Product rose at an annual rate of 7.3% and 5.4%, respectively, growth rates that would normally increase the likelihood of higher inflation.

  Inflation concerns mounted, as the price of oil rose from $22 in December to about $30 by May 31, 2000. During April, the Consumer Price Index reflected an inflation rate of 3.7%, although it fell to a rate of 3.1% in May. The unemployment rate fell below 4% in April, which suggests an extremely tight job market and potential wage pressures.

  Meanwhile, the U.S. Treasury announced a $30 billion buyback of 30-year bonds to be completed by the end of the year to reflect the federal budget surplus. As a result of this increased demand and likely diminished supply, Treasury bond prices rose and yields fell. Consequently, the yield spread offered on non-Treasury securities such as federal agency or investment-grade corporate widened considerably during the period. Still, the bond market performed reasonably well between January and May, despite continued Fed action and rising oil prices.

  Our emphasis on U.S. Treasury bonds benefited both portfolios since this was the best performing sector compared to corporate and mortgage debt. On
November 30, 1999, 61% of the SG Cowen Government Securities Fund was invested in Treasury securities, while 39% was invested in mortgage-backed securities. As of May 31, 2000, those percentages were virtually unchanged, when the mix was 59%/41%. In addition, the fund's duration was about 5.5 years, which is longer than the Lehman Brothers Aggregate Bond Index. This emphasis on maintaining a longer duration in a falling yield environment for long-term bonds was a positive factor in the fund's performance.

  As of November 30, 1999, 58% of the SG Cowen Intermediate Fixed Income Fund was invested in Treasury securities, while 23% was invested in mortgages and 19% was invested in corporate preferred stock and debt . By May 31, 2000, 56% of the fund's assets was invested in U.S. government securities, while 23% was invested in mortgages and 21% was invested in the preferred stock and debt of such high quality companies as Citigroup, Ford Motor Credit, Merrill Lynch and Paine Webber. The fund's duration, at 5.0 years, was longer than its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which stood at 3.5 years. Again, being longer than the benchmark was advantageous during the period.

  The corporate bond sector lagged the bond market in terms of performance. During the period, yield spreads against U.S. Treasury bonds nearly doubled. A Double A-rated 10-year industrial corporate bond was yielding 1.60 percentage points more than a comparable Treasury bond at May 31, 2000. That's a wider yield spread than what existed during the Persian Gulf War recession in 1990-1991. We believe that yields are extremely attractive at current levels, even allowing for the potential of slower economic growth.

                                LOOKING FORWARD

We continue to believe that both funds are positioned properly for the current economic environment. We believe that the Fed will be successful in achieving a soft landing for the economy, meaning slower economic growth with a reduced threat of inflation. Already, we have seen a slowdown in the growth of retail sales and the housing sector, which gives us confidence that a slowdown is at hand. In addition, we expect that any wealth effect from the stock market would be less pronounced. A soft landing in which economic growth averages about 3.5% annually would provide an environment that would enable interest rates to move lower and provide significant returns above the rate of inflation from fixed income securities.

ALAN E. KOEPPLIN
INVESTMENT OFFICER

                         SG COWEN LARGE CAP VALUE FUND

In Cole Porter's beautiful song "Begin the Beguine" the writer tries not to stoke a burning ember of a memorable romance back to a flame. But the semi-annual report period ended May 31, 2000 may signal the re-ignition of an almost forgotten romance with value managers. Although the growth style of equity management still prevailed for the period, trouncing the value indices for the first three months, the torch may be changing hands as evidenced by every Russell value index beating its growth counterpart during March, April and May of 2000.

                                  PERFORMANCE

For the six months ended May 31, 2000, the total return for the SG Cowen Large Cap Value Fund was 8.45%. The Fund outperformed the Russell 1000 Value Index return of -0.84% as well as the S&P 500 Index return of 2.90%. The Fund's Class B and Class I shares returned 8.04% and 9.41%, respectively, for the fiscal period.

  Generally, the Fund outperformed due to strong stock selection rather than sector weightings. The one exception was energy, where earlier in the period the portfolio weighting was at its maximum 2x the S&P 500 Index weighting. Two energy holdings, Weatherford International and TransOcean Sedco, rose 76% and 75%, respectively, in an environment of rising oil prices. In recent weeks, we have trimmed our energy holdings, as we expect oil prices to decline to a more moderate level.

  Because the six-month period was generally characterized by rising interest rates, the utility sector performed particularly well, as investors become attracted to higher yielding stocks as well as fixed-income securities. We have also pared back our holdings in this area, as signs of a slowing U.S. economy take pressure off the Federal Reserve Board to continue to raise rates.

  We took advantage of the decline in the basic material sector by adding two special situations, Potash Corp. and US Steel. Both of these companies are selling at historic price-to-cash flow lows. New management at Potash and a potential change in the corporate structure at US Steel, along with increasing cyclical earnings power, could be the catalysts for future price appreciation.

  Our discipline is to invest in large capitalization stocks that meet one or more of five valuation criteria. These valuation criteria are relative to the overall market as measured by the S&P 500 Index. Overall, the portfolio has a price-book, price-sales, price-earnings, and price-cash flow that is less than overall stock market and a dividend yield that approximates the S&P 500 Index.

  We use quantitative screens based on these five criteria, but the second part of our analysis is using fundamental research to find a catalyst that's going to change the dynamic and allow that value to be realized. For instance, our investment in US Airways Group reflected our view that the stock was very undervalued compared to its peers. But it was also due to two perceived catalysts: new management and the amicable settlement of machinist and flight attendant contracts. In May, UAL, parent of United Airlines, offered US Airways a 120% premium buyout offer.

  Unfortunately, not all of our holdings performed well during the period. AT&T, which met four of our five criteria, was hampered by the general sell-off in telecommunications and Internet stocks as investors shifted from growth to value. In addition, retailers have not fared well in a rising interest rate environment, as investors believed that consumers would be derailed by higher borrowing costs. Our holding in Mattel has been hampered by the company's expensive acquisition in The Learning Company which may have to be sold for less than its purchase price. However, the company, which is still the largest toy maker in the U.S. with world-wide Barbie, Hot Wheels and Fischer Price franchises, has vowed to refocus its efforts on its main toy business.

  Other recent purchases and sales include:

    - BANK ONE. After surprising Wall Street with disappointing earnings for several quarters, the company recently hired a highly respected management team from Citigroup. Although there may be one or two more quarters of charge-offs that the company will have to take to clear up its credit card business, Bank One has focused on the problem and is cutting back on lower quality credits. We see Bank One as an attractive turnaround story.

    - QUAKER OATS. Between the time of purchase on December 21, 1999 and
      May 31, the stock rose nearly 20%. In addition to meeting our valuation criteria at the time of purchase, we believed that the growth catalyst would be the company's introduction of a new Gatorade product this summer. The stock has also been propelled by industry consolidation.

    - ULTRAMAR DIAMOND SHAMROCK. Management of this U.S. refining and marketing company has clearly articulated new cost-cutting and profitability targets paving the way for $300 million in savings over the next three years. In the meantime, there is evidence that refining margins should increase significantly over the next six months, boosting stock performance.

    - UNITED HEALTHCARE. Concerns over government regulations setting stringent limits for Medicare payments placed downward pressure on all health management organizations. United Healthcare has already limited its Medicare exposure and increased its emphasis on cost cutting and better service. Rate increases in commercial premiums are flowing to the bottom line and United's systems are a model for the industry.

    - SAP AG. One of the largest software companies in the world providing data warehouse management solutions ran up in price with the technology sector move. SAP still meets two valuation criteria, thus only a partial sale was executed with a realized gain of nearly 100%.

    - 3COM. Anticipation of the partial spin off of its Palm Pilot division accelerated the stock price beyond all five of our valuation criteria. The position was sold completely with a realized gain of nearly 130%.

                                LOOKING FORWARD

As of May 31, 2000, the portfolio's valuation criteria: price-book, price-sales, price-earnings, and price-cash flow ratios are all less than the overall stock market with a dividend yield that approximates the S&P 500 Index. We believe that the current market volatility has created many investment opportunities that will continue to propel performance in the future. Although there may be some give and take, valuation analysis and strong stock selection skills are back in favor. We are excited about the Fund's prospects and thank you for your continued support.

DIANE E. JAFFEE, CFA
INVESTMENT OFFICER

                      SG COWEN INCOME + GROWTH FUND, INC.

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                    VALUE

           COMMON STOCKS - 97.0% OF TOTAL PORTFOLIO
           BASIC INDUSTRY - 7.0%
  28,000   Air Products & Chemicals Co.              $   969,500
  40,000   Crown Cork & Seal Co., Inc.                   685,000
  92,000   RPM, Inc./Ohio                                897,000
                                                     -----------
                                                       2,551,500
                                                     -----------
           CONSUMER DISCRETIONARY - 7.6%
  12,000   Albertson's Inc.                              439,500
  32,000   Mattel, Inc.                                  434,000
  35,000   Newell Rubbermaid, Inc.                       918,750
  19,000   Nordstrom, Inc.                               477,375
  28,000   Penney, JC, Inc.                              507,500
                                                     -----------
                                                       2,777,125
                                                     -----------
           FOODS - 15.0%
  11,000   Bestfoods, Inc.                               709,500
  10,000   Campbell Soup Co.                             310,000
  31,000   Dean Foods Co.                                941,625
   9,000   General Mills, Inc.                           357,188
           International Flavors &
  22,000   Fragrances, Inc.                              748,000
  30,000   Interstate Bakeries                           435,000
  15,000   McCormick & Co., Inc.                         487,500
  43,000   Sara Lee Corp.                                774,000
  72,000   Tyson Foods, Inc.                             711,000
                                                     -----------
                                                       5,473,813
                                                     -----------
           HEALTH CARE - 5.3%
  14,000   Bristol-Myers Squibb Co.                      770,875
 105,000   Humana, Inc.*                                 590,625
  13,000   Watson Pharmaceuticals, Inc.*                 573,625
                                                     -----------
                                                       1,935,125
                                                     -----------
           INSURANCE - 23.8%
     630   Berkshire Hathaway, Inc., B *               1,188,180
  15,000   Chubb Corp.                                 1,050,000
   9,000   Hartford Financial Services, Inc.             532,125
  26,000   Safeco Corp.                                  638,625
  40,000   St. Paul Companies, Inc.                    1,500,000
  32,000   Torchmark Corp.                               870,000

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                   VALUE
           INSURANCE - (CONTINUED)
  65,000   Unumprovident Corp.                       $ 1,474,687
  24,000   XL Capital, Ltd.                            1,428,000
                                                     -----------
                                                       8,681,617
                                                     -----------
           OIL & GAS EQUIPMENT & SERVICES - 4.7%
  15,000   Baker Hughes, Inc.                            543,750
  15,000   Halliburton Co.                               765,000
  10,000   Tidewater, Inc.                               388,750
                                                     -----------
                                                       1,697,500
                                                     -----------
           OIL & GAS EXPLORATION - 10.9%
  13,000   Apache Corp.                                  791,375
  17,000   Burlington Resources, Inc.                    777,750
  18,000   Texaco, Inc.                                1,033,875
  24,000   Union Pacific Resources                       568,500
  30,000   USX - Marathon Group                          815,625
                                                     -----------
                                                       3,987,125
                                                     -----------
           TECHNOLOGY/AEROSPACE DEFENSE - 8.5%
  46,000   Lockheed Martin Corp.                       1,127,000
  15,000   Northrop Grumman Corp.                      1,149,375
  35,000   Raytheon Co., Class B                         820,312
                                                     -----------
                                                       3,096,687
                                                     -----------
           UTILITIES - 14.2%
  35,000   CMS Energy Corp.                              796,250
  19,000   Carolina Power & Light Co.                    653,125
  26,000   Cinergy Corp.                                 692,250
  28,000   Keyspan Energy Corp.                          854,000
  11,359   SCANA Corp.                                   293,914
  39,000   Sempra Corp.                                  733,688
  18,000   Teco Energy Inc.                              385,875
  40,000   Utilicorp United, Inc.                        785,000
                                                     -----------
                                                       5,194,102
                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $30,326,906)                         35,394,594
                                                     -----------



SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                                  MAY 31, 2000

                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                  DESCRIPTION                    VALUE
           SHORT-TERM INVESTMENTS - 3.0%
$400,000   American Express, 6.53%, 6/7/00           $   400,000
           General Motors Acceptance Corp., 6.55%,
 700,000   6/6/00                                        700,000
                                                     -----------
           Total Short-Term Investments
           (Cost $1,100,000)                           1,100,000
                                                     -----------
           TOTAL INVESTMENTS
           (Cost $31,426,906)                        $36,494,594
                                                     ===========

-------------

  *  Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                    VALUE

           COMMON STOCKS - 93.9% OF TOTAL PORTFOLIO
           AEROSPACE/DEFENSE - 5.9%
   6,900   Herley Industries Inc.*                   $   110,831
   3,600   Litton Industries Inc.*                       154,575
  12,000   Lockheed Martin Corp                          294,000
  33,500   Newport News Shipbuilding                   1,107,594
   7,800   Raytheon Co.                                  182,813
  14,200   Teledyne Technologies, Inc.*                  206,788
                                                     -----------
                                                       2,056,601
                                                     -----------
           AGRICULTURAL/FARM EQUIPMENT - 4.2%
  20,000   AGCO Corp.                                    250,000
  17,400   CNH Global                                    206,625
  11,000   Delta Pine and Land Co.                       236,500
  17,200   IMC Global Inc.                               264,450
   7,400   Lindsay Manufacturing Co                      138,750
   6,100   Potash Corp. of Saskatchewan                  353,038
                                                     -----------
                                                       1,449,363
                                                     -----------
           BUILDING CONSTRUCTION - 1.5%
  33,800   Miller Building Systems*                      192,237
  14,200   Olin Corp                                     221,875
   4,400   Texas Industries                              126,225
                                                     -----------
                                                         540,337
                                                     -----------
           CONSUMER DISCRETIONARY - 3.2%
  27,900   Edison Schools, Inc.*                         578,925
   2,000   Media General, Inc.                           101,500
  21,600   Pennzoil - Quaker State Co.                   237,600
   5,800   Readers Digest Association                    196,475
                                                     -----------
                                                       1,114,500
                                                     -----------
           ENVIRONMENTAL - 3.0%
 157,300   Calgon Corporation                          1,032,281
                                                     -----------
           FINANCIAL SERVICES - 5.1%
   6,500   Bancwest Corp.                                121,469
   7,000   Fidelity National Financial                   108,500
  40,000   Fremont General Corp.                         175,000

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                   VALUE
           FINANCIAL SERVICES - (CONTINUED)
   4,100   Arthur J. Gallagher & Co.                 $   158,619
  29,300   Mutual Risk Management                        494,438
   7,000   National Commerce Bancorporation              133,000
   3,000   Renaissancere Holdings, Ltd.                  129,938
  11,800   St. Paul Companies                            442,500
                                                     -----------
                                                       1,763,464
                                                     -----------
           FOODS - 0.6%
  11,200   Flowers Industries, Inc.                      202,300
                                                     -----------
           HEALTH CARE - 12.7%
  44,100   Acuson Corp.*                                 540,225
   2,000   Bard C R Inc.                                  91,250
  41,600   Beverly Eenterprises Inc.*                    124,800
  10,400   Carter, Wallace, Inc.                         208,000
   5,000   Connectics Corp.*                              42,500
  19,300   Coventry Health Care, Inc.*                   229,188
  18,300   Genta Inc.*                                   128,672
  11,500   Genzyme Molecular Oncology*                   126,500
  48,200   Healthsouth Rehabilitation Corp.*             310,288
   1,400   Ilex Oncology Inc.*                            34,912
  39,900   Manor Care Inc.*                              281,794
 161,400   Mid Atlantic Medical Services*              1,997,325
   6,800   Quorum Health Group, Inc.*                     65,662
   6,400   St. Jude Medical Inc.*                        230,000
                                                     -----------
                                                       4,411,116
                                                     -----------
           METALS & MINING - 8.4%
   5,000   Anglogold Limited                              97,813
  10,000   Arch Coal Inc                                  75,000
 136,900   Battle Mountain Gold Co.                      265,244
  45,300   Birmingham Steel Corp.                        175,538
  15,000   Franco Nevada Mining Corp.*                   181,705
 107,300   Homestake Mining                              724,275
  27,400   Kaiser Aluminum Corp.*                        121,588
  80,800   LTV Corp.                                     212,100
  21,200   Newmont Mining Corp.                          488,925
  30,900   Placer Dome, Inc.                             254,925

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                   VALUE
           METALS & MINING - (CONTINUED)
  17,900   Teck Corp.                                $   123,650
   9,300   USX - US Steel Group, Inc.                    209,831
                                                     -----------
                                                       2,930,594
                                                     -----------
           OIL & GAS EQUIPMENT & SVCS - 15.1%
   4,000   Coflex IP                                     233,000
   7,000   Global Marine, Inc.*                          198,188
   2,900   Marine Drilling Co., Inc.*                     83,375
   3,000   Nabors Industries, Inc.*                      129,000
  55,700   Oceaneering Int'l Inc.*                     1,086,150
  13,400   Offshore Logistics*                           189,275
  17,600   Petroleum Geo Services*                       335,500
   4,000   Precision Drilling Corp.*                     154,000
  13,700   Pride Int'l, Inc.*                            348,494
   4,000   Rowan Companies, Inc.*                        124,250
   7,400   Santa Fe International                        287,212
  17,000   Tetra Technologies*                           219,938
  20,000   Tidewater, Inc.                               777,500
  55,000   Trico Marine Services, Inc.*                  532,812
  19,000   Veritas*                                      524,875
                                                     -----------
                                                       5,223,569
                                                     -----------
           OIL & GAS EXPLORATION - 18.3%
  14,000   Basin Exploration, Inc.*                      231,875
   7,000   Cabot Oil and Gas Corp.                       174,563
   2,000   Devon Energy Corp.                            119,625
  14,300   Evergreen Research, Inc.*                     393,250
  38,000   Forest Oil Corp.*                             605,625
  65,000   Grey Wolf, Inc.*                              325,000
  25,000   Gulf Canada Res, Ltd.*                        128,125
   6,000   HS Resources, Inc.*                           201,375
   4,200   Noble Affiliates, Inc.                        165,112
  24,000   Nuevo Energy Co.*                             463,500
  68,840   Ocean Energy, Inc.*                         1,032,600
   6,000   Pennaco Energy, Inc.*                          91,500
  80,800   Pioneer Natural Res                         1,206,950
  94,985   Santa Fe Snyder Corp.*                      1,199,186
                                                     -----------
                                                       6,338,286
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                   VALUE
           RETAILERS - 2.5%
  14,200   Claire's Stores, Inc.                     $   287,550
   6,700   Michael Stores, Inc.*                         286,844
  29,500   Transworld Entertainment*                     295,000
                                                     -----------
                                                         869,394
                                                     -----------
           TECHNOLOGY - 8.1%
   8,900   Artisoft, Inc.*                                92,338
  13,400   Ceridian Corporation*                         323,275
  22,500   Diebold Inc.                                  682,031
   2,500   Entrust Technologies, Inc.*                   121,875
  28,500   Evans And Sutherland Comp Cp.*                228,000
   5,700   Firepond Inc.*                                 96,900
   6,200   IXL Enterprises, Inc.*                        117,800
  14,600   Information Resources*                         73,000
  27,800   Maxtor Corp.*                                 290,162
   3,800   Paradyne Networks Inc.*                       106,875
   4,400   Purchasepro.Com, Inc.*                         93,569
   2,400   Research In Motion Ltd.*                       77,250
   2,900   Rhythms Netconnections Inc.*                   47,850
   2,600   Selectica Inc.*                               115,538
   7,700   Sensormatic Electronics Corp.                 120,794
   8,800   Tanning Technology Corp.*                     124,300
   2,100   USinternetworking Inc.*                        37,669
   7,000   Ziff Davis Inc.*                               68,250
                                                     -----------
                                                       2,817,476
                                                     -----------
           TRANSPORT/TRUCKING/SHIPBUILDING - 2.0%
  10,300   Kirby Corporation*                            227,888
  31,000   Stolt Comex Seaway, S.A.*                     457,250
                                                     -----------
                                                         685,138
                                                     -----------
           UTILITIES - 3.3%
   7,700   Keyspan Corp.                                 234,850
  19,800   MCN Energy                                    451,688
   9,400   Teco Energy, Inc.                             201,512
  11,200   Western Gas Resources, Inc.                   254,100
                                                     -----------
                                                       1,142,150
                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $28,504,153)                         32,576,569
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 2000

                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                  DESCRIPTION                    VALUE
           SHORT TERM INVESTMENTS - 6.1%
$700,000   American Express Corp., 6.53%, 6/7/00     $   700,000
           General Motors Acceptance Corp., 6.55%,
 600,000   6/6/00                                        600,000
 800,000   Prudential Funding Inc., 6.39%, 6/1/00        800,000
                                                     -----------
           Total Short Term Investments
           (Cost $2,100,000)                           2,100,000
                                                     -----------
           TOTAL INVESTMENTS
           (Cost $30,604,153)                        $34,676,569
                                                     ===========

-------------

  *  Non Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN GOVERNMENT SECURITIES FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 2000
                                  (UNAUDITED)

PRINCIPAL                DESCRIPTION                   VALUE
 AMOUNT
           MORTGAGE-BACKED SECURITIES - 41.2% OF
              TOTAL PORTFOLIO

           Federal Home Loan Mortgage Corporation
           (FHLMC) Certificates:
$ 29,799   8.00%, 08/01/07                           $   29,697
  46,367   8.00%, 02/01/09                               46,111
  78,819   8.50%, 01/01/10                               79,385

           Federal National Mortgage Assn. (FNMA)
           Certificates:
 139,596   11.00%, 04/01/05                             146,716
  53,315   9.00%, 02/01/15                               54,653

           Government National Mortgage Assn.
           (GNMA) Certificates:
   7,783   8.00%, 05/15/02                                7,799
   3,143   10.00%, 04/15/16                               3,339
   2,886   10.00%, 07/15/17                               3,075
   2,449   10.00%, 11/15/17                               2,609
   2,928   9.00%, 05/15/21                                3,031
   4,461   9.50%, 11/15/21                                4,679
  16,562   9.50%, 03/20/25                               16,847
  51,930   8.00%, 05/15/25                               52,077
                                                     ----------
           Total Mortgage-Backed Securities             450,018
                                                     ----------
           U.S. TREASURY OBLIGATIONS - 58.8%
           U.S. Treasury Notes & Bonds
  20,000   5.50%, 08/31/01                               19,687
 200,000   5.625%, 02/15/06                             191,250
 100,000   6.125%, 08/15/07                              97,844
 150,000   5.50%, 02/15/08                              141,305
 200,000   6.00%, 02/15/26                              192,062
                                                     ----------
           Total U.S. Treasury Notes & Bonds            642,148
                                                     ----------
           TOTAL INVESTMENTS
           (Cost $1,125,535)                         $1,092,166
                                                     ==========

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 2000

                                  (UNAUDITED)

 SHARES                  DESCRIPTION                   VALUE

           CUMULATIVE PREFERRED STOCK - 19.1% OF
              TOTAL PORTFOLIO
  20,000   Citigroup Capital 6.850%, 01/22/38        $  416,250
  10,000   Merrill Lynch TOPRS 7.750%, 12/31/36         233,125
           Paine Webber Group Capital Trust II,
  10,000   8.080%, 03/01/37                             222,500
                                                     ----------
           Total Cumulative Preferred Stock             871,875
                                                     ----------

PRINCIPAL
 AMOUNT
           CORPORATE DEBT - 2.0%
$100,000   Ford Motor Credit, 6.25%, 12/08/05            92,140
                                                     ----------
           MORTGAGE-BACKED SECURITIES - 23.3%

           Federal National Mortgage Assn. (FNMA)
           Certificates:
  33,940   9.000%, 02/01/02                              34,130
 444,231   7.000%, 01/01/08                             434,894
  40,611   9.000%, 05/01/09                              41,136
  48,652   9.500%, 03/01/10                              50,836
  71,711   7.500%, 09/01/10                              70,949
 158,225   7.500%, 04/01/11                             156,675
  20,537   9.000%, 04/01/15                              21,053
  43,287   9.500%, 07/01/22                              45,261

           Federal Home Loan Mortgage Corporation
           (FHLMC) Certificates:
  61,609   8.000%, 01/01/08                              61,269

           Government National Mortgage Assn.
           (GNMA) Certificates:
  23,969   8.000%, 06/15/01                              24,017
  21,933   9.000%, 12/15/16                              22,776
  16,450   10.000%, 12/15/18                             17,524
  16,250   8.500%, 10/15/21                              16,565
  34,168   8.000%, 06/15/22                              34,371
  29,792   8.000%, 06/15/27                              29,849
                                                     ----------
           Total Mortgage-Backed Securities           1,061,305
                                                     ----------
           U.S. TREASURY OBLIGATIONS - 55.6%

           U.S. Treasury Notes & Bonds
 400,000   6.000%, 07/31/02                             394,124
 100,000   5.750%, 11/30/02                              97,734

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                                  MAY 31, 2000
                                  (UNAUDITED)

PRINCIPAL                DESCRIPTION                   VALUE
 AMOUNT

           U.S. TREASURY NOTES & BONDS -
              (CONTINUED)
$300,000   6.250%, 02/15/03                          $  296,436
 400,000   5.750%, 08/15/03                             389,312
 100,000   6.500%, 5/15/05                               99,687
 400,000   5.875%, 11/15/05                             387,312
 500,000   5.625%, 02/15/06                             478,125
 150,000   6.500%, 10/15/06                             149,508
 250,000   6.125%, 08/15/07                             244,610
                                                     ----------
           Total U.S. Treasury Notes & Bonds          2,536,848
                                                     ----------
           TOTAL INVESTMENTS
           (Cost $4,790,085)                         $4,562,168
                                                     ==========

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 2000
                                  (UNAUDITED)

SHARES                DESCRIPTION                   VALUE

        COMMON STOCKS - 100.0% OF TOTAL
           PORTFOLIO
        AEROSPACE - 3.7%
4,400   United Technologies, Inc.                 $  265,925
                                                  ----------
        BASIC INDUSTRY - 1.8%
5,700   USX-US Steel Group, Inc.                     128,606
                                                  ----------
        BUILDING MATERIALS - 2.0%
5,690   York International, Inc.                     148,651
                                                  ----------
        CHEMICALS - 2.9%
3,700   Potash Corp. of Saskatchewan                 214,138
                                                  ----------
        CONSUMER DURABLES - 12.8%
3,500   Eastman Kodak, Inc.                          209,125
11,100  Readers Digest Association                   376,012
6,600   Scholastic Corp.*                            351,038
                                                  ----------
                                                     936,175
                                                  ----------
        CONSUMER NON-DURABLES - 6.3%
6,400   Avon Products, Inc.                          264,400
2,600   Quaker Oats Co.                              191,263
                                                  ----------
                                                     455,663
                                                  ----------
        ENERGY - 11.6%
3,700   Baker Hughes, Inc.                           134,125
8,800   Conoco, Inc. Class A                         235,400
3,500   Grant Prideco., Inc.*                         81,387
2,600   Transocean Sedco Forex, Inc.                 127,888
6,400   Ultramatar Diamond Shamrock Co.              166,000
2,300   Weatherford Int'l Inc.                        99,065
                                                  ----------
                                                     843,865
                                                  ----------
        FINANCIAL SERVICES - 6.7%
4,000   Bank of America Corp.                        222,250
3,200   Banc One Corp.                               106,000
2,720   Federal National Mortgage Association        163,540
                                                  ----------
                                                     491,790
                                                  ----------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                                  MAY 31, 2000
                                  (UNAUDITED)

SHARES                DESCRIPTION                   VALUE
        HEALTH CARE SERVICES/HMO - 5.2%
6,800   HCA- Healthcare Co.                       $  183,600
2,600   United Healthcare                            193,863
                                                  ----------
                                                     377,463
                                                  ----------
        INSURANCE - 9.3%
6,900   Allstate Corp.                               182,850
2,200   American Int'l Group, Inc.                   247,637
3,500   Chubb Corp.                                  245,000
                                                  ----------
                                                     675,487
                                                  ----------
        MACHINERY - 0.9%
2,000   Cummins Engine Co.                            65,125
                                                  ----------
        PHARMACEUTICALS/SUPPLIES - 6.2%
2,400   Baxter Int'l Inc.                            159,600
1,300   Genzyme Corp.*                                73,856
2,830   Mylan Labs, Inc.                              75,879
4,000   St. Jude Medical Inc.*                       143,750
                                                  ----------
                                                     453,085
                                                  ----------
        RETAIL - 6.9%
1,900   Federated Department Stores*                  73,150
22,900  Mattel, Inc.                                 310,581
7,500   Toys R Us Inc.*                              118,125
                                                  ----------
                                                     501,856
                                                  ----------
        TECHNOLOGY - 15.4%
9,200   Compaq Computers                             241,500
3,700   Computer Associates                          190,550
5,000   NCR Corp.*                                   210,937
2,300   SAP AG-Spons ADR                              98,612
2,700   Seagate Technology*                          156,600
4,700   Unisys, Inc.*                                127,488
11,400  Ziff Davis, Inc.*                             96,188
                                                  ----------
                                                   1,121,875
                                                  ----------
        TELECOMMUNICATIONS - 3.1%
6,600   A T & T Corp.                                228,938
                                                  ----------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                                  MAY 31, 2000
                                  (UNAUDITED)

SHARES                DESCRIPTION                   VALUE
        TRANSPORTATION - 1.4%
2,500   US Airways Group, Inc.*                   $  106,250
                                                  ----------
        UTILITIES - 3.8%
3,900   Cinergy Corp.                                103,837
3,400   El Paso Energy Corp.                         175,100
                                                  ----------
                                                     278,937
                                                  ----------
        TOTAL COMMON STOCKS
        (Cost $6,855,701)                         $7,293,829
                                                  ==========

-------------

  *  Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  MAY 31, 2000

                                  (UNAUDITED)

                                 INCOME + GROWTH       OPPORTUNITY
                                       FUND                FUND
ASSETS
  Investments in securities,
     at value -
     (Cost $31,426,906,
     $30,604,153, $1,125,535,
     $4,790,085 and
     $6,855,701, respectively
     - see statements)             $36,494,594         $34,676,569
  Cash                                 143,018             155,981
  Receivables:
    SG Cowen Asset Management,
       Inc.                                  -                   -
    Subscriptions to Common
       Stock                            42,556               2,838
    Investment Securities sold               -             898,447
    Dividends and interest              70,888              19,380
  Prepaid expenses                      17,668              21,619
  Deferred organization
     expenses - Note I (E)                   -                   -
                                   -----------         -----------
      TOTAL ASSETS                  36,768,724          35,774,834
                                   -----------         -----------
LIABILITIES
  Payables:
    SG Cowen Asset Management,
       Inc.                             32,314              36,547
    Redemptions of Common
       Stock                           170,256               5,406
    Investment Securities
       purchased                             -             740,789
    Dividends Note I (C)                     -                   -
    Accrued expenses and other
       liabilities                      38,851              46,988
                                   -----------         -----------
      TOTAL LIABILITIES                241,421             829,730
                                   -----------         -----------

NET ASSETS                         $36,527,303         $34,945,104
                                   ===========         ===========
Net Assets consist of:
  Paid-in capital                  $29,623,449         $35,472,914
  Accumulated undistributed
     net investment income
     (loss)                            133,030                   -
  Accumulated net realized
     gain (loss) on
     investments                     1,703,136          (4,600,226)
  Net unrealized appreciation
     (depreciation) on
     investments                     5,067,688           4,072,416
                                   -----------         -----------

NET ASSETS                         $36,527,303         $34,945,104
                                   ===========         ===========
Class A
  Net assets                       $33,714,913         $21,182,268
  Outstanding shares of common
     stock, ($.001 par value)        2,741,105           1,358,021
  Net asset value per share        $     12.30         $     15.60
  Maximum offering price per
     share                         $     12.91         $     16.38
Class B
  Net assets                       $ 1,619,973         $ 4,850,142
  Outstanding shares of common
     stock, ($.001 par value)          132,566             330,953
  Net asset value per share        $     12.22         $     14.66
Class I
  Net assets                       $ 1,192,417         $ 8,912,694
  Outstanding shares of common
     stock, ($.001 par value)           96,452             557,773
  Net asset value per share        $     12.36         $     15.98

SEE NOTES TO FINANCIAL STATEMENTS

       GOVERNMENT      INTERMEDIATE FIXED      LARGE CAP
    SECURITIES FUND       INCOME FUND          VALUE FUND

       $1,092,166          $4,562,168          $7,293,829
           24,163              75,805             190,690
            3,933               3,525               4,262
                -               2,995                   -
           17,185               3,310              61,627
           15,924              47,744              13,258
           14,871              14,961              24,266
                -                   -              55,613
       ----------          ----------          ----------
        1,168,242           4,710,508           7,643,545
       ----------          ----------          ----------
                -                   -                   -
               46                   -                   -
                -                   -             105,640
            1,024               5,309                   -
           12,807              18,134              29,460
       ----------          ----------          ----------
           13,877              23,443             135,100
       ----------          ----------          ----------

       $1,154,365          $4,687,065          $7,508,445
       ==========          ==========          ==========
       $1,214,964          $5,052,054          $7,716,147
             (680)                  -               5,512
          (26,550)           (137,072)           (651,342)
          (33,369)           (227,917)            438,128
       ----------          ----------          ----------

       $1,154,365          $4,687,065          $7,508,445
       ==========          ==========          ==========

       $1,127,350          $4,414,185          $7,269,809
          126,642             492,688             659,348
       $     8.90          $     8.96          $    11.03
       $     9.34          $     9.18          $    11.58
                -          $  171,214          $  169,233
                -              18,973              15,343
                -          $     9.02          $    11.03
       $   27,015          $  101,666          $   69,403
            3,001              11,386               6,256
       $     9.00          $     8.93          $    11.09

                            STATEMENTS OF OPERATIONS

                         SIX MONTHS ENDED MAY 31, 2000

                                  (UNAUDITED)

                                                               INCOME + GROWTH       OPPORTUNITY
                                                                     FUND                FUND
INVESTMENT INCOME
  Dividend income                                                 $  413,148          $  119,838
  Interest income                                                     60,508              16,967
                                                                  ----------          ----------
     Total Income                                                    473,656             136,805
                                                                  ----------          ----------
EXPENSES
  Investment management fee - Note 2(A)                              126,476             151,768
  Service fee - Class A - Note 2(C)                                   38,180              25,186
  Service and Distribution fees - Class B - Note 2(C)                  8,179              23,134
  Professional fees                                                    9,999               9,999
  Shareholder servicing fees
     Class A                                                          11,576              11,205
     Class B                                                             994               3,090
     Class I                                                             639               2,030
  Directors' fees and expenses - Note 2(D)                            10,109              10,109
  Federal and State registration fees                                 13,441              12,970
  Prospectus and shareholders' reports                                11,999              17,500
  Custodian fees                                                       3,288               1,472
  Amortization of organization expenses - Note 1(E)                        -                   -
  Bookkeeping Fees                                                         -                   -
  Miscellaneous                                                        1,519               1,354
                                                                  ----------          ----------
     Total Expenses                                                  236,399             269,817
     Less: Expenses waived and absorbed - Note 2(A, C, and
        D)                                                                 -                   -
                                                                  ----------          ----------
     Net Expenses                                                    236,399             269,817
                                                                  ----------          ----------
Net Investment Income (Loss)                                         237,257            (133,012)
                                                                  ----------          ----------
Realized and Unrealized Gain (Loss) on investments - Note 3:
     Net realized gain (loss) on investments                       2,039,890           5,186,626
     Net unrealized appreciation (depreciation) on
        investments                                                2,467,433           3,890,200
                                                                  ----------          ----------
Net Realized and Unrealized Gain (Loss) on Investments             4,507,323           9,076,826
                                                                  ----------          ----------
Net Increase in Net Assets resulting from Operations              $4,744,580          $8,943,814
                                                                  ==========          ==========

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  GOVERNMENT         INTERMEDIATE         LARGE CAP
                                                               SECURITIES FUND    FIXED INCOME FUND       VALUE FUND
INVESTMENT INCOME
  Dividend income                                                  $      -           $  39,772           $  65,528
  Interest income                                                    47,377             131,110               7,035
                                                                   --------           ---------           ---------
     Total Income                                                    47,377             170,882              72,563
                                                                   --------           ---------           ---------
EXPENSES
  Investment management fee - Note 2(A)                               4,239              12,624              29,875
  Service fee - Class A - Note 2(C)                                   1,643               5,881               9,407
  Service and Distribution fees - Class B - Note 2(C)                     -                 506                 881
  Professional fees                                                   8,500               8,500               9,000
  Shareholder servicing fees
     Class A                                                            881               2,530               6,816
     Class B                                                              -                 552                 499
     Class I                                                            266                 646               1,344
  Directors' fees and expenses - Note 2(D)                           10,033              10,111              10,109
  Federal and State registration fees                                12,039              12,110              12,891
  Prospectus and shareholders' reports                                2,500               4,249               9,999
  Custodian fees                                                        663               2,901               3,103
  Amortization of organization expenses - Note 1(E)                       -                   -              10,799
  Bookkeeping Fees                                                        -                   -               3,123
  Miscellaneous                                                         130                 319                 538
                                                                   --------           ---------           ---------
     Total Expenses                                                  40,894              60,929             108,384
     Less: Expenses waived and absorbed - Note 2(A, C, and
        D)                                                          (38,068)            (44,439)            (59,457)
                                                                   --------           ---------           ---------
     Net Expenses                                                     2,826              16,490              48,927
                                                                   --------           ---------           ---------
Net Investment Income (Loss)                                         44,551             154,392              23,636
                                                                   --------           ---------           ---------
Realized and Unrealized Gain (Loss) on investments - Note 3:
     Net realized gain (loss) on investments                        (26,604)            (70,215)           (379,391)
     Net unrealized appreciation (depreciation) on
        investments                                                  14,877             (34,640)            951,918
                                                                   --------           ---------           ---------
Net Realized and Unrealized Gain (Loss) on Investments              (11,727)           (104,855)            572,527
                                                                   --------           ---------           ---------
Net Increase in Net Assets resulting from Operations               $ 32,824           $  49,537           $ 596,163
                                                                   ========           =========           =========

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              INCOME + GROWTH FUND
                                                      ------------------------------------
                                                       SIX MONTHS
                                                         ENDED                   YEAR
                                                        MAY 31,                 ENDED
                                                          2000               NOVEMBER 30,
                                                      (UNAUDITED)                1999
OPERATIONS:

  Net investment income                               $   237,257            $  1,015,812

  Net realized gain on investments                      2,039,890               1,500,534

  Net unrealized appreciation (depreciation) on
    investments                                         2,467,433              (2,939,529)
                                                      -----------            ------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                     4,744,580                (423,183)
                                                      -----------            ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

  Class A                                                (300,923)               (901,584)

  Class B                                                  (7,919)                (32,590)

  Class I                                                 (33,792)               (133,858)

Net realized gains on investments

  Class A                                              (1,474,549)             (2,550,390)

  Class B                                                 (81,386)               (150,273)

  Class I                                                (192,434)               (334,097)
                                                      -----------            ------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (2,091,003)             (4,102,792)
                                                      -----------            ------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                             1,327,233                 931,213

  Net asset value of shares issued in
    reinvestments of distributions                      1,982,149               3,912,420

  Cost of shares redeemed                              (9,879,692)            (13,147,008)
                                                      -----------            ------------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                       (6,570,310)             (8,303,375)
                                                      -----------            ------------

  TOTAL DECREASE IN NET ASSETS                         (3,916,733)            (12,829,350)
NET ASSETS:

  Beginning of period                                  40,444,036              53,273,386
                                                      -----------            ------------

  End of period                                       $36,527,303            $ 40,444,036
                                                      ===========            ============

  Undistributed net investment income                 $   133,030            $    162,338
                                                      ===========            ============

SEE NOTES TO FINANCIAL STATEMENTS

                                                            OPPORTUNITY FUND
                                                      ----------------------------
                                                       SIX MONTHS
                                                         ENDED            YEAR
                                                        MAY 31,          ENDED
                                                          2000        NOVEMBER 30,
                                                      (UNAUDITED)         1999
OPERATIONS:

  Net investment loss                                 $  (133,012)    $   (262,742)

  Net realized gain (loss) on investments               5,186,626       (5,881,274)

  Net unrealized appreciation on investments            3,890,200       12,787,227
                                                      -----------     ------------

  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                          8,943,814        6,643,211
                                                      -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net realized gains on investments

  Class A                                                       -                -

  Class B                                                       -                -

  Class I                                                       -                -
                                                      -----------     ------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           -                -
                                                      -----------     ------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                             1,130,450        5,021,001

  Net asset value of shares issued in
    reinvestments of distributions                              -                -

  Cost of shares redeemed                              (8,863,382)     (31,122,508)
                                                      -----------     ------------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                       (7,732,932)     (26,101,507)
                                                      -----------     ------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS               1,210,882      (19,458,296)
NET ASSETS:

  Beginning of period                                  33,734,222       53,192,518
                                                      -----------     ------------

  End of period                                       $34,945,104     $ 33,734,222
                                                      ===========     ============

SEE NOTES TO FINANCIAL STATEMENTS

                                                               GOVERNMENT
                                                            SECURITIES FUND
                                                      ----------------------------
                                                       SIX MONTHS
                                                         ENDED            YEAR
                                                        MAY 31,          ENDED
                                                          2000        NOVEMBER 30,
                                                      (UNAUDITED)         1999
OPERATIONS:

  Net investment income                               $    44,551     $    92,974

  Net realized gain (loss) on investments                 (26,604)         24,932

  Net unrealized appreciation (depreciation) on
    investments                                            14,877        (138,314)
                                                      -----------     -----------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                        32,824         (20,408)
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

  Class A                                                 (41,463)        (85,424)

  Class I                                                  (3,088)         (7,550)

Net realized gains on investments

  Class A                                                 (21,057)        (37,726)

  Class I                                                  (1,842)         (3,070)
                                                      -----------     -----------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (67,450)       (133,770)
                                                      -----------     -----------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                 2,263         119,779

  Net asset value of shares issued in
    reinvestments of distributions                         57,887         115,860

  Cost of shares redeemed                                (410,689)       (211,173)
                                                      -----------     -----------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                            (350,539)         24,466
                                                      -----------     -----------

  TOTAL DECREASE IN NET ASSETS                           (385,165)       (129,712)
NET ASSETS:

  Beginning of period                                   1,539,530       1,669,242
                                                      -----------     -----------

  End of period                                       $ 1,154,365     $ 1,539,530
                                                      ===========     ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                           INTERMEDIATE FIXED
                                                              INCOME FUND
                                                      ----------------------------
                                                       SIX MONTHS
                                                         ENDED            YEAR
                                                        MAY 31,          ENDED
                                                          2000        NOVEMBER 30,
                                                      (UNAUDITED)         1999
OPERATIONS:

  Net investment income                               $   154,392     $   395,882

  Net realized gain (loss) on investments                 (70,215)         31,217

  Net unrealized depreciation on investments              (34,640)       (508,655)
                                                      -----------     -----------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                        49,537         (81,556)
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

  Class A                                                (143,677)       (361,697)

  Class B                                                  (6,139)        (19,407)

  Class I                                                  (4,576)        (15,855)
                                                      -----------     -----------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (154,392)       (396,959)
                                                      -----------     -----------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                21,503         241,825

  Net asset value of shares issued in
    reinvestments of distributions                        112,080         329,450

  Cost of shares redeemed                              (1,133,919)     (2,999,112)
                                                      -----------     -----------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                       (1,000,336)     (2,427,837)
                                                      -----------     -----------

  TOTAL DECREASE IN NET ASSETS                         (1,105,191)     (2,906,352)
NET ASSETS:

  Beginning of period                                   5,792,256       8,698,608
                                                      -----------     -----------

  End of period                                       $ 4,687,065     $ 5,792,256
                                                      ===========     ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  LARGE CAP
                                                                  VALUE FUND
                                                      ----------------------------------
                                                                          PERIOD FROM
                                                        SIX MONTHS      JANUARY 2, 1998
                                                          ENDED          (COMMENCEMENT
                                                         MAY 31,         OF OPERATIONS)
                                                           2000         TO NOVEMBER 30,
                                                       (UNAUDITED)            1999
OPERATIONS:

  Net investment income                                $    23,636         $   119,675

  Net realized loss on investments                        (379,391)           (233,080)

  Net unrealized appreciation on investments               951,918           1,134,859
                                                       -----------         -----------

  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                             596,163           1,021,454
                                                       -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

  Class A                                                  (22,339)           (112,922)

  Class B                                                      (19)               (480)

  Class I                                                   (3,593)            (16,916)
                                                       -----------         -----------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (25,951)           (130,318)
                                                       -----------         -----------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                160,522             912,613

  Net asset value of shares issued in
    reinvestments of distributions                          25,866             129,888

  Cost of shares redeemed                               (3,050,305)         (5,491,773)
                                                       -----------         -----------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                        (2,863,917)         (4,449,272)
                                                       -----------         -----------

  TOTAL DECREASE IN NET ASSETS                          (2,293,705)         (3,558,136)
NET ASSETS:

  Beginning of period                                    9,802,150          13,360,286
                                                       -----------         -----------

  End of period                                        $ 7,508,445         $ 9,802,150
                                                       ===========         ===========

  Undistributed net investment income                  $     5,512         $     7,826
                                                       ===========         ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                 SG COWEN FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: SG Cowen Income + Growth Fund, Inc. ("CIG"), SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. SG Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the SG Cowen Intermediate Fixed Income Fund ("CIFIF"), SG Cowen Government Securities Fund ("CGSF"), and SG Cowen Opportunity Fund ("COF"). SG Cowen Series Funds, Inc. operates as a series company currently issuing common stock representing its portfolio designated as the SG Cowen Large Cap Value Fund ("LgCapValue"). Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. From July 1, 1998 through December 31, 1999 SG Cowen through its SG Cowen Asset Management Division served as the investment manager to the Funds, with the existing investment management personnel of Cowen continuing to provide investment management services to the Funds. In January 2000 as a result of an internal reorganiztion, the SG Cowen Asset Management Division of SG Cowen was transferred to SG Cowen Asset Management, Inc. ("SGCAM"). All officers and employees engaged in providing investment advisory services to the Funds with SG Cowen became officers and employees of SGCAM. Since July 1, 1998 Funds Distributor, Inc. has served as principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares. Additionally, effective as of July 1, 1998, the names of the Funds were changed, as indicated above, in order to reflect the Funds' new management. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF, CGSF and LgCapValue. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO VALUATION: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) DIVIDENDS TO SHAREHOLDERS: Dividends for CIG, COF, and LgCapValue are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 1 - (CONTINUED)

to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1999, COF, CIFIF and LgCapValue had unused capital loss carryovers of approximately $3,800,000, $67,000 and $267,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2006 ($2,200,000) and fiscal 2007 ($1,600,000) in fiscal 2005 ($67,000), and in fiscal 2006 ($34,000) and fiscal 2007 ($233,000), respectively.

  (E) DEFERRED ORGANIZATION EXPENSES: Organization expenses paid by LgCapValue are being amortized to operations from January 2, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by SG Cowen in connection with the organization of the Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time or redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of May 31, 2000, COF reclassified $133,012 from accumulated undistributed net investment loss to paid-in capital. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) OPTIONS TRANSACTIONS: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
AFFILIATES: (A) INVESTMENT MANAGEMENT FEE: Fees paid by the Funds to SGCAM pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50%, .60% and .75% for CIG, COF, CIFIF, CGSF and LgCapValue, respectively, of the average daily value of each Fund's net assets.

  With respect to LgCapValue, SGCAM has voluntarily reimbursed all expenses, other than Investment Management Fee and distribution fees, in excess of .22% of the average daily value of its net assets since its inception.

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 2 - (CONTINUED)

  With respect to CGSF and CIFIF, SGCAM has voluntarily waived its Investment Management Fee for the period from December 1, 1996 through May 31, 2000. With respect to CGSF, SGCAM is voluntarily absorbing all other expenses, except for
 .40% of other expenses and .50% of the Class B distribution fee. With respect to CIFIF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and its service and distribution fees. The directors fees are being waived by directors of both Funds.

  SG Cowen has agreed to maintain these fee and expense reimbursement arrangements for CGSF, CIFIF and LgCapValue through March 31, 2001 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) During the six months ended May 31, 2000, SG earned $1,923, $1,526, $22, $176 and $487 of commissions on sales of the shares of CIG, COF, CGSF, CIFIF and LgCapValue, respectively.

  (C) SHAREHOLDER SERVICING AND DISTRIBUTION PLANS (THE "PLAN"): SG Cowen (until June 30, 1998 and Funds Distributor Inc. after that date) is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid to persons who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to SG Cowen (until June 30, 1998 and Funds Distributor, Inc. after that date) a monthly distribution fee at the annual rate of .75% for CIG, COF, CGSF and LgCapValue and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with SG Cowen Funds in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by SGCAM, and the payments may exceed expenses actually incurred by SGCAM. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SGCAM and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of SGCAM or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as SGCAM ceases to waive its Investment Management Fee.

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended May 31, 2000, was as follows:

                           CIG           COF         CGSF
-----------------------------------------------------------
Purchases              $21,354,132   $22,140,515   $ 99,031
-----------------------------------------------------------
Sales                  $28,923,633   $31,543,268   $480,687
-----------------------------------------------------------

                         CIFIF       LGCAP VALUE
--------------------------------------------------
Purchases              $  346,984     $4,226,725
--------------------------------------------------
Sales                  $1,423,515     $7,171,262
--------------------------------------------------

  At May 31, 2000, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments), except that due to wash sale transactions, the cost of investments for COF was approximately $36,400,000.

  At May 31, 2000, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                          CIG          COF         CGSF
---------------------------------------------------------
Gross Unrealized
 Appreciation          $7,290,924   $6,026,514   $    161
Gross Unrealized
 Depreciation           2,223,236    1,954,098     33,530
---------------------------------------------------------
Net                    $5,067,688   $4,072,416   $(33,369)
---------------------------------------------------------

                         CIFIF      LGCAP VALUE
-------------------------------------------------
Gross Unrealized
 Appreciation          $     454      $920,579
Gross Unrealized
 Depreciation            228,371       482,451
-------------------------------------------------
Net                    $(227,917)     $438,128
-------------------------------------------------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - COMMON STOCK TRANSACTIONS: At May 31, 2000, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

SG COWEN INCOME + GROWTH FUND, INC.

                                                     SIX MONTHS ENDED MAY 31, 2000
                               -------------------------------------------------------------------------
                                       CLASS A                  CLASS B                  CLASS I
                               -----------------------   ---------------------   -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                               ---------   -----------   ---------   ---------   ---------   -----------
Shares Sold                      76,358    $   872,463      1,963    $ 20,844      38,167    $   433,926
Dividends Reinvested            167,175      1,678,496      8,302      82,895      21,918        220,758
                               --------    -----------    -------    ---------   --------    -----------
                                243,533      2,550,959     10,265     103,739      60,085        654,684
Shares Redeemed                (544,231)    (5,652,262)   (44,764)   (475,813)   (360,355)    (3,751,617)
                               --------    -----------    -------    ---------   --------    -----------
Net Decrease                   (300,698)   $(3,101,303)   (34,499)   $(372,074)  (300,270)   $(3,096,933)
                               ========    ===========    =======    =========   ========    ===========

                                                     YEAR ENDED NOVEMBER 30, 1999
                              --------------------------------------------------------------------------
                                      CLASS A                   CLASS B                  CLASS I
                              ------------------------   ---------------------   -----------------------
                               SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                              ---------   ------------   ---------   ---------   ---------   -----------
Shares Sold                     13,646    $    157,562      4,188    $ 48,607      62,387    $   725,044
Dividends Reinvested           288,602       3,288,339     15,539     175,522      39,214        448,559
                              --------    ------------    -------    ---------   --------    -----------
                               302,248       3,445,901     19,727     224,129     101,601      1,173,603
Shares Redeemed               (879,515)    (10,182,257)   (74,020)   (852,426)   (182,861)    (2,112,325)
                              --------    ------------    -------    ---------   --------    -----------
Net Decrease                  (577,267)   $ (6,736,356)   (54,293)   $(628,297)   (81,260)   $  (938,722)
                              ========    ============    =======    =========   ========    ===========

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN OPPORTUNITY FUND

                                                     SIX MONTHS ENDED MAY 31, 2000
                              ---------------------------------------------------------------------------
                                      CLASS A                   CLASS B                   CLASS I
                              -----------------------   -----------------------   -----------------------
                               SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                              ---------   -----------   ---------   -----------   ---------   -----------
Shares Sold                     18,082    $   226,476      5,423    $    66,346     59,526    $   837,628
Dividends Reinvested                 -              -          -              -          -              -
                              --------    -----------    -------    -----------   --------    -----------
                                18,082        226,476      5,423         66,346     59,526        837,628
Shares Redeemed               (320,466)    (4,265,905)   (84,270)    (1,051,574)  (267,745)    (3,545,903)
                              --------    -----------    -------    -----------   --------    -----------
Net Decrease                  (302,384)   $(4,039,429)   (78,847)   $  (985,228)  (208,219)   $(2,708,275)
                              ========    ===========    =======    ===========   ========    ===========

                                                     YEAR ENDED NOVEMBER 30, 1999
                            -------------------------------------------------------------------------------
                                     CLASS A                    CLASS B                    CLASS I
                            -------------------------   -----------------------   -------------------------
                              SHARES        AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ---------   -----------   ----------   ------------
Shares Sold                     23,861   $    270,670      1,099    $    13,036      412,300   $  4,737,295
Dividends Reinvested                 -              -          -              -            -              -
                            ----------   ------------   --------    -----------   ----------   ------------
                                23,861        270,670      1,099         13,036      412,300      4,737,295
Shares Redeemed             (1,148,066)   (11,896,032)  (236,357)    (2,325,681)  (1,506,131)   (16,900,795)
                            ----------   ------------   --------    -----------   ----------   ------------
Net Decrease                (1,124,205)  $(11,625,362)  (235,258)   $(2,312,645)  (1,093,831)  $(12,163,500)
                            ==========   ============   ========    ===========   ==========   ============

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN GOVERNMENT SECURITIES FUND

                                                     SIX MONTHS ENDED MAY 31, 2000
                                 ---------------------------------------------------------------------
                                        CLASS A                 CLASS B                 CLASS I
                                 ---------------------   ---------------------   ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------   ---------   ---------   ---------   ---------   ---------
Shares Sold                            35    $    315           -           -         211    $  1,948
Dividends Reinvested                6,102      54,357           -           -         392       3,530
                                  -------    ---------    -------    --------     -------    --------
                                    6,137      54,672           -           -         603       5,478
Shares Redeemed                   (34,883)   (312,210)          -           -     (10,936)    (98,479)
                                  -------    ---------    -------    --------     -------    --------
Net Decrease                      (28,746)   $(257,538)         -           -     (10,333)   $(93,001)
                                  =======    =========    =======    ========     =======    ========

                                                     YEAR ENDED NOVEMBER 30, 1999
                                 ---------------------------------------------------------------------
                                        CLASS A                 CLASS B                 CLASS I
                                 ---------------------   ---------------------   ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------   ---------   ---------   ---------   ---------   ---------
Shares Sold                         6,106    $ 58,287           -           -      6,447     $ 61,492
Dividends Reinvested               11,330     107,639           -           -        858        8,221
                                  -------    ---------    -------    --------     ------     --------
                                   17,436     165,926           -           -      7,305       69,713
Shares Redeemed                   (15,780)   (149,475)          -           -     (6,472)     (61,698)
                                  -------    ---------    -------    --------     ------     --------
Net Increase                        1,656    $ 16,451           -           -        833     $  8,015
                                  =======    =========    =======    ========     ======     ========

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN INTERMEDIATE FIXED INCOME FUND

                                                     SIX MONTHS ENDED MAY 31, 2000
                                 ---------------------------------------------------------------------
                                        CLASS A                 CLASS B                 CLASS I
                                 ---------------------   ---------------------   ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------   ---------   ---------   ---------   ---------   ---------
Shares Sold                         2,270    $ 20,476           -           -         114    $  1,027
Dividends Reinvested               11,338     101,462         676       6,095         507       4,523
                                  -------    ---------    -------    ---------    -------    --------
                                   13,608     121,938         676       6,095         621       5,550
Shares Redeemed                   (96,258)   (864,479)    (19,759)   (177,947)    (10,215)    (91,493)
                                  -------    ---------    -------    ---------    -------    --------
Net Decrease                      (82,650)   $(742,541)   (19,083)   $(171,852)    (9,594)   $(85,943)
                                  =======    =========    =======    =========    =======    ========

                                                     YEAR ENDED NOVEMBER 30, 1999
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       11,475    $   110,945      6,800    $ 63,439       7,161    $  67,441
Dividends Reinvested              31,360        296,909      1,842      17,535       1,587       15,006
                                --------    -----------    -------    ---------    -------    ---------
                                  42,835        407,854      8,642      80,974       8,748       82,447
Shares Redeemed                 (250,427)    (2,390,018)   (30,464)   (298,236)    (32,514)    (310,858)
                                --------    -----------    -------    ---------    -------    ---------
Net Decrease                    (207,592)   $(1,982,164)   (21,822)   $(217,262)   (23,766)   $(228,411)
                                ========    ===========    =======    =========    =======    =========

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN LARGE CAP VALUE FUND

                                                     SIX MONTHS ENDED MAY 31, 2000
                               -------------------------------------------------------------------------
                                       CLASS A                  CLASS B                  CLASS I
                               -----------------------   ---------------------   -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                               ---------   -----------   ---------   ---------   ---------   -----------
Shares Sold                         783    $     8,007     1,403     $ 14,250      13,743    $   138,265
Dividends Reinvested              2,193         22,256         2           19         354          3,591
                               --------    -----------    ------     --------    --------    -----------
                                  2,976         30,263     1,405       14,269      14,097        141,856
Shares Redeemed                (161,675)    (1,642,512)   (5,132)     (49,945)   (131,766)    (1,357,848)
                               --------    -----------    ------     --------    --------    -----------
Net Decrease                   (158,699)   $(1,612,249)   (3,727)    $(35,676)   (117,669)   $(1,215,992)
                               ========    ===========    ======     ========    ========    ===========

                                                    PERIOD ENDED NOVEMBER 30, 1999
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       11,507    $   120,124     3,542     $ 32,116      75,303    $ 760,373
Dividends Reinvested              11,197        112,494        49          480       1,665       16,914
                                --------    -----------    ------     --------     -------    ---------
                                  22,704        232,618     3,591       32,596      76,968      777,287
Shares Redeemed                 (467,958)    (4,714,975)   (1,717)     (17,290)    (73,896)    (759,508)
                                --------    -----------    ------     --------     -------    ---------
Net Increase (Decrease)         (445,254)   $(4,482,357)    1,874     $ 15,306       3,072    $  17,779
                                ========    ===========    ======     ========     =======    =========

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                            SG COWEN INCOME + GROWTH FUND, INC. - CLASS A
                                                    --------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                  YEAR ENDED NOVEMBER 30,
                                                      MAY 31,     ------------------------------------------------
                                                        2000        1999      1998      1997      1996      1995
                                                    ------------  --------  --------  --------  --------  --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 11.22     $ 12.34   $ 14.55   $ 14.40   $ 13.19   $ 10.62
                                                      -------     -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.08        0.26      0.29      0.36      0.48      0.51
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.60       (0.39)     0.19      1.97      1.74      2.54
                                                      -------     -------   -------   -------   -------   -------
  Net from Investment Operations                         1.68       (0.13)     0.48      2.33      2.22      3.05
                                                      -------     -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.10)      (0.27)    (0.30)    (0.36)    (0.52)    (0.48)
  Distributions from Net Realized Gains on
   Investments                                          (0.50)      (0.72)    (2.39)    (1.82)    (0.49)        -
                                                      -------     -------   -------   -------   -------   -------
  Total Distributions                                   (0.60)      (0.99)    (2.69)    (2.18)    (1.01)    (0.48)
                                                      -------     -------   -------   -------   -------   -------
NET ASSET VALUE
  End of Period                                       $ 12.30     $ 11.22   $ 12.34   $ 14.55   $ 14.40   $ 13.19
                                                      =======     =======   =======   =======   =======   =======
Total Return(5)                                         16.18%(3)   (1.12)%    3.98%    19.21%    17.86%    29.50%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $33,715     $34,116   $44,643   $55,383   $52,502   $49,298
  Ratio of Expenses to Average Net Assets                0.69%(3)    1.33%     1.20%     1.21%     1.24%     1.31%
  Ratio of Investment Income - Net to Average Net
   Assets                                                0.73%(3)    2.18%     2.22%     2.65%     3.56%     4.29%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                          -           -      0.05%     0.14%     0.15%     0.19%
  Portfolio Turnover Rate                                  64%(3)      71%       62%       75%       79%       72%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                            SG COWEN INCOME + GROWTH FUND, INC. - CLASS B
                                                    --------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                  YEAR ENDED NOVEMBER 30,
                                                      MAY 31,     ------------------------------------------------
                                                        2000        1999      1998      1997      1996      1995
                                                    ------------  --------  --------  --------  --------  --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                  $11.13      $12.24    $14.46    $14.31    $13.14    $10.58
                                                       ------      ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.02        0.15      0.17      0.27      0.37      0.42
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.62       (0.37)     0.20      1.95      1.73      2.54
                                                       ------      ------    ------    ------    ------    ------
  Net from Investment Operations                         1.64       (0.22)     0.37      2.22      2.10      2.96
                                                       ------      ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.05)      (0.17)    (0.20)    (0.25)    (0.44)    (0.40)
  Distributions from Net Realized Gains on
   Investments                                          (0.50)      (0.72)    (2.39)    (1.82)    (0.49)        -
                                                       ------      ------    ------    ------    ------    ------
  Total Distributions                                   (0.55)      (0.89)    (2.59)    (2.07)    (0.93)    (0.40)
                                                       ------      ------    ------    ------    ------    ------
NET ASSET VALUE
  End of Period                                         12.22      $11.13    $12.24    $14.46    $14.31    $13.14
                                                       ======      ======    ======    ======    ======    ======
Total Return(5)                                         15.78%(3)   (1.89)%    3.11%    18.34%    16.89%    28.49%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $1,620      $1,860    $2,711    $4,478    $2,581    $1,453
  Ratio of Expenses to Average Net Assets                1.09%(3)    2.14%     1.97%     1.99%     2.04%     2.07%
  Ratio of Investment Income - Net to Average Net
   Assets                                                0.31%(3)    1.38%     1.43%     1.84%     2.76%     3.44%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                           -           -      0.06%     0.14%     0.15%     0.19%
  Portfolio Turnover Rate                                  64%(3)      71%       62%       75%       79%       72%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                         SG COWEN INCOME + GROWTH FUND, INC. - CLASS I
                                                    -------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED               YEAR ENDED NOVEMBER 30,
                                                     MAY 31,    -------------------------------------------
                                                       2000      1999     1998     1997     1996     1995
                                                    ----------  ------  --------  -------  -------  -------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $11.26    $12.39   $14.61   $ 14.45  $ 13.23  $ 10.62
                                                      ------    ------   ------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.35     0.31      0.35      0.41     0.58     0.52
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          1.37    (0.42)     0.16      1.97     1.69     2.59
                                                      ------    ------   ------   -------  -------  -------
  Net from Investment Operations                        1.72    (0.11)     0.51      2.38     2.27     3.11
                                                      ------    ------   ------   -------  -------  -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.12)   (0.30)    (0.34)    (0.40)   (0.56)   (0.50)
  Distributions from Net Realized Gains on
   Investments                                         (0.50)   (0.72)    (2.39)    (1.82)   (0.49)       -
                                                      ------    ------   ------   -------  -------  -------
  Total Distributions                                  (0.62)   (1.02)    (2.73)    (2.22)   (1.05)   (0.50)
                                                      ------    ------   ------   -------  -------  -------
NET ASSET VALUE
  End of Period                                       $12.36    $11.26   $12.39   $ 14.61  $ 14.45  $ 13.23
                                                      ======    ======   ======   =======  =======  =======
Total Return(5)                                        16.47%(3) (0.92)%    4.22%   19.57%   18.25%   29.99%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $1,192    $4,468   $5,920   $10,444  $11,733  $19,309
  Ratio of Expenses to Average Net Assets               0.56%(3)  1.06%    0.91%     1.05%    0.90%    0.96%
  Ratio of Investment Income - Net to Average Net
   Assets                                               0.70%(3)  2.45%    2.50%     2.98%    3.90%    4.66%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                         -        -      0.06%     0.14%    0.16%    0.19%
  Portfolio Turnover Rate                                 64%(3)    71%      62%       75%      79%      72%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                     SG COWEN OPPORTUNITY FUND - CLASS A
                                                     -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED NOVEMBER 30,
                                                       MAY 31,      ----------------------------------------------------
                                                         2000         1999       1998       1997       1996       1995
                                                     ------------   --------   --------   --------   --------   --------
                                                     (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                  $ 11.92      $ 10.05    $ 16.47    $ 16.61    $ 13.13    $ 12.98
                                                       -------      -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net (2)                     (0.05)       (0.07)     (0.08)     (0.08)     (0.07)     (0.04)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            3.73         1.94      (3.40)      2.00       3.86       0.97
                                                       -------      -------    -------    -------    -------    -------
  Net from Investment Operations                          3.68         1.87      (3.48)      1.92       3.79       0.93
                                                       -------      -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                       -            -          -          -          -          -
  Distributions from Net Realized Gains on
   Investments                                               -            -      (2.94)     (2.06)     (0.31)     (0.78)
                                                       -------      -------    -------    -------    -------    -------
  Total Distributions                                        -            -      (2.94)     (2.06)     (0.31)     (0.78)
                                                       -------      -------    -------    -------    -------    -------
NET ASSET VALUE
  End of Period                                        $ 15.60      $ 11.92    $ 10.05    $ 16.47    $ 16.61    $ 13.13
                                                       =======      =======    =======    =======    =======    =======
Total Return(5)                                          30.87%(3)    18.61%    (24.89)%    13.55%     29.63%      7.91%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $21,182      $19,787    $27,978    $54,809    $43,950    $38,724
  Ratio of Expenses to Average Net Assets                 0.79%(3)     1.59%      1.46%      1.38%      1.39%      1.43%
  Ratio of Investment Loss - Net to Average Net
   Assets                                                (0.38)%(3)   (0.67)%    (0.67)%    (0.53)%    (0.46)%    (0.28)%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                           -            -       0.01%      0.06%      0.16%      0.22%
  Portfolio Turnover Rate                                   67%(3)      150%       124%       159%       182%       148%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                  SG COWEN OPPORTUNITY FUND - CLASS B
                                                     -------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                  YEAR ENDED NOVEMBER 30,
                                                      MAY 31,     ------------------------------------------------
                                                        2000       1999      1998       1997      1996      1995
                                                     ----------   -------   -------   --------   -------   -------
                                                     (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                  $11.24     $ 9.55    $15.92    $ 16.23    $12.93    $12.91
                                                       ------     ------    ------    -------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(2)                     (0.10)     (0.15)    (0.18)     (0.20)    (0.18)    (0.14)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           3.52       1.84     (3.25)      1.95      3.79      0.94
                                                       ------     ------    ------    -------    ------    ------
  Net from Investment Operations                         3.42       1.69     (3.43)      1.75      3.61      0.80
                                                       ------     ------    ------    -------    ------    ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      -          -         -          -         -         -
  Distributions from Net Realized Gains on
   Investments                                              -          -     (2.94)     (2.06)    (0.31)    (0.78)
                                                       ------     ------    ------    -------    ------    ------
  Total Distributions                                       -          -     (2.94)     (2.06)    (0.31)    (0.78)
                                                       ------     ------    ------    -------    ------    ------
NET ASSET VALUE
  End of Period                                        $14.66     $11.24    $ 9.55    $ 15.92    $16.23    $12.93
                                                       ======     ======    ======    =======    ======    ======
Total Return(5)                                         30.43%(3)  17.70%   (25.56)%    12.72%    28.67%     6.97%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $4,850     $4,608    $6,163    $10,629    $8,794    $6,455
  Ratio of Expenses to Average Net Assets                1.17%(3)   2.37%     2.26%      2.15%     2.17%     2.19%
  Ratio of Investment Loss - Net to Average Net
   Assets                                               (0.77)%(3)  (1.45)%  (1.47)%    (1.31)%   (1.24)%   (1.06)%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                           -          -      0.01%      0.06%     0.16%     0.22%
  Portfolio Turnover Rate                                  67%(3)    150%      124%       159%      182%      148%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                     SG COWEN OPPORTUNITY FUND - CLASS I
                                                     -------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED NOVEMBER 30,
                                                       MAY 31,      ----------------------------------------------------
                                                         2000         1999       1998       1997       1996       1995
                                                     ------------   --------   --------   --------   --------   --------
                                                     (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                   $12.19       $10.24    $ 16.69    $ 16.77    $ 13.20    $ 12.99
                                                        ------       ------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(2)                      (0.03)       (0.04)     (0.04)     (0.03)     (0.01)      0.01
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            3.82         1.99      (3.47)      2.01       3.89       0.98
                                                        ------       ------    -------    -------    -------    -------
  Net from Investment Operations                          3.79         1.95      (3.51)      1.98       3.88       0.99
                                                        ------       ------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                       -            -          -          -          -          -
  Distributions from Net Realized Gains on
   Investments                                               -            -      (2.94)     (2.06)     (0.31)     (0.78)
                                                        ------       ------    -------    -------    -------    -------
  Total Distributions                                        -            -      (2.94)     (2.06)     (0.31)     (0.78)
                                                        ------       ------    -------    -------    -------    -------
NET ASSET VALUE
  End of Period                                         $15.98       $12.19    $ 10.24    $ 16.69    $ 16.77    $ 13.20
                                                        ======       ======    =======    =======    =======    =======
Total Return(5)                                          31.09%(3)    19.04%    (24.71)%    13.82%     30.17%      8.40%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                              $8,913       $9,339    $19,051    $52,944    $40,369    $19,264
  Ratio of Expenses to Average Net Assets                 0.63%(3)     1.27%      1.14%      1.02%      1.01%      1.03%
  Ratio of Investment Income (Loss) - Net Assets         (0.22)%(3)   (0.35)%    (0.34)%    (0.19)%    (0.07)%     0.11%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                           -            -       0.01%      0.06%      0.15%      0.22%
  Portfolio Turnover Rate                                   67%(3)      150%       124%       159%       182%       148%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                               SG COWEN GOVERNMENT SECURITIES FUND -
                                                                              CLASS A
                                                    -----------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                 YEAR ENDED NOVEMBER 30,
                                                       MAY 31,      -------------------------------------------
                                                         2000        1999     1998     1997     1996     1995
                                                    --------------  -------  -------  -------  -------  -------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                   $ 9.12      $10.03   $ 9.58   $ 9.59   $ 9.83   $ 9.17
                                                        ------      ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                 0.28        0.55     0.55     0.61     0.64     0.69
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           (0.08)      (0.66)    0.48    (0.01)   (0.24)    0.66
                                                        ------      ------   ------   ------   ------   ------
  Net from Investment Operations                          0.20       (0.11)    1.03     0.60     0.40     1.35
                                                        ------      ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                   (0.28)      (0.55)   (0.55)   (0.61)   (0.64)   (0.69)
  Distributions from Net Realized Gains on
   Investments                                           (0.14)      (0.25)   (0.03)       -        -        -
                                                        ------      ------   ------   ------   ------   ------
  Total Distributions                                    (0.42)      (0.80)   (0.58)   (0.61)   (0.64)   (0.69)
                                                        ------      ------   ------   ------   ------   ------
NET ASSET VALUE
  End of Period                                         $ 8.90      $ 9.12   $10.03   $ 9.58   $ 9.59   $ 9.83
                                                        ======      ======   ======   ======   ======   ======
Total Return(5)                                           2.26%(3)   (1.17)%  11.13%    6.55%    4.34%   15.23%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                              $1,127      $1,417   $1,542   $3,433   $2,631   $3,945
  Ratio of Expenses to Average Net Assets                 0.20%(3)    0.40%    0.40%    0.40%    0.34%    0.22%
  Ratio of Investment Income - Net to Average Net
   Assets                                                 3.16%(3)    5.85%    5.71%    6.47%    6.72%    7.08%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived         0.43%(3)    0.85%    0.85%    0.85%    0.85%    0.85%
    Other Expenses Waived or Absorbed                     2.26%(3)    5.31%    2.62%    2.70%    2.72%    3.63%
  Portfolio Turnover Rate                                    7%(3)      53%      69%     184%     107%     289%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                             SG COWEN GOVERNMENT SECURITIES FUND --
                                                                            CLASS I
                                                    --------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED               YEAR ENDED NOVEMBER 30,
                                                      MAY 31,    -------------------------------------------
                                                       2000       1999     1998     1997     1996     1995
                                                    -----------  -------  -------  -------  -------  -------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 9.22     $10.15   $ 9.70   $ 9.71   $ 9.94   $ 9.17
                                                      ------     ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.29       0.56     0.56     0.62     0.65     0.70
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.08)     (0.68)    0.48    (0.01)   (0.23)    0.77
                                                      ------     ------   ------   ------   ------   ------
  Net from Investment Operations                        0.21      (0.12)    1.04     0.61     0.42     1.47
                                                      ------     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.29)     (0.56)   (0.56)   (0.62)   (0.65)   (0.70)
  Distributions from Net Realized Gains on
   Investments                                         (0.14)     (0.25)   (0.03)       -        -        -
                                                      ------     ------   ------   ------   ------   ------
  Total Distributions                                  (0.43)     (0.81)   (0.59)   (0.62)   (0.65)   (0.70)
                                                      ------     ------   ------   ------   ------   ------
NET ASSET VALUE
  End of Period                                       $ 9.00     $ 9.22   $10.15   $ 9.70   $ 9.71   $ 9.94
                                                      ======     ======   ======   ======   ======   ======
Total Return(5)                                         2.27%(3)  (1.30)%  11.04%    6.55%    4.48%   16.52%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $   27     $  123   $  127   $   63   $   93   $   45
  Ratio of Expenses to Average Net Assets               0.20%(3)   0.40%    0.40%    0.40%    0.36%    0.20%
  Ratio of Investment Income - Net to Average Net
   Assets                                               3.14%(3)   5.86%    5.60%    6.49%    6.75%    7.12%
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived                   0.30%(3)   0.60%    0.60%    0.60%    0.60%    0.60%
    Other Expenses Waived or Absorbed                   2.43%(3)   5.63%    3.66%    3.06%    3.14%    5.14%
  Portfolio Turnover Rate                                  7%(3)     53%      69%     184%     107%     289%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                              SG COWEN INTERMEDIATE FIXED INCOME FUND -
                                                                               CLASS A
                                                    -------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                 YEAR ENDED NOVEMBER 30,
                                                      MAY 31,    ------------------------------------------------
                                                       2000        1999      1998      1997      1996      1995
                                                    -----------  --------  --------  --------  --------  --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 9.13      $ 9.80    $ 9.47    $ 9.47   $  9.71   $  9.12
                                                      ------      ------    ------    ------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.27        0.54      0.53      0.59      0.63      0.67
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.17)      (0.67)     0.33         -     (0.15)     0.59
                                                      ------      ------    ------    ------   -------   -------
  Net from Investment Operations                       (0.10)      (0.13)     0.86      0.59      0.48      1.26
                                                      ------      ------    ------    ------   -------   -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.27)      (0.54)    (0.53)    (0.59)    (0.63)    (0.67)
  Distributions from Net Realized Gains on
   Investments                                             -           -         -         -     (0.09)        -
                                                      ------      ------    ------    ------   -------   -------
  Total Distributions                                  (0.27)      (0.54)    (0.53)    (0.59)    (0.72)    (0.67)
                                                      ------      ------    ------    ------   -------   -------
NET ASSET VALUE
  End of Period                                       $ 8.96      $ 9.13    $ 9.80    $ 9.47   $  9.47   $  9.71
                                                      ======      ======    ======    ======   =======   =======
Total Return(5)                                         1.17%(3)   (1.35)%    9.38%     6.47%     5.21%    14.22%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $4,414      $5,251    $7,671    $9,341   $11,885   $14,667
  Ratio of Expenses to Average Net Assets               0.33%(3)    0.65%     0.65%     0.65%     0.59%     0.47%
  Ratio of Investment Income - Net to Average Net
   Assets                                               3.06%(3)    5.72%     5.58%     6.29%     6.61%     6.90%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived       0.25%(3)    0.50%     0.50%     0.50%     0.50%     0.50%
    Other Expenses Waived or Absorbed                   0.61%(3)    1.05%     0.51%     0.60%     0.52%     0.86%
  Portfolio Turnover Rate                                  7%(3)      15%       64%       92%      110%      264%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                         SG COWEN INTERMEDIATE FIXED INCOME FUND -
                                                                          CLASS B
                                                    ---------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED            YEAR ENDED NOVEMBER 30,
                                                      MAY 31,    --------------------------------------
                                                       2000       1999    1998    1997    1996    1995
                                                    -----------  ------  ------  ------  ------  ------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 9.19     $9.87   $9.54   $9.54   $9.78   $ 9.17
                                                      ------     ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.26      0.52    0.51    0.53    0.61     0.65
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.17)    (0.68)   0.33       -   (0.15)    0.61
                                                      ------     ------  ------  ------  ------  ------
  Net from Investment Operations                        0.09     (0.16)   0.84    0.53    0.46     1.26
                                                      ------     ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.26)    (0.52)  (0.51)  (0.53)  (0.61)   (0.65)
  Distributions from Net Realized Gains on
   Investments                                             -         -       -       -   (0.09)       -
                                                      ------     ------  ------  ------  ------  ------
  Total Distributions                                  (0.26)    (0.52)  (0.51)  (0.53)  (0.70)   (0.65)
                                                      ------     ------  ------  ------  ------  ------
NET ASSET VALUE
  End of Period                                       $ 9.02     $9.19   $9.87   $9.54   $9.54   $ 9.78
                                                      ======     ======  ======  ======  ======  ======
Total Return(5)                                         1.05%(3) (1.65)%  9.07%   6.21%   4.96%   14.12%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $  171     $ 350   $ 591   $ 630   $ 769   $  577
  Ratio of Expenses to Average Net Assets               0.45%(3)  0.90%   0.90%   0.90%   0.85%    0.68%
  Ratio of Investment Income - Net to Average Net
   Assets                                               3.04%(3)  5.54%   5.33%   6.03%   6.40%    6.79%
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and
     Distribution Fees Waived                           0.25%(3)  0.50%   0.50%   0.50%   0.50%    0.50%
    Other Expenses Waived or Absorbed                   0.81%(3)  1.13%   0.52%   0.54%   0.54%    0.46%
  Portfolio Turnover Rate                                  7%(3)    15%     64%     92%    110%     264%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                           SG COWEN INTERMEDIATE FIXED INCOME FUND -
                                                                            CLASS I
                                                    --------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED               YEAR ENDED NOVEMBER 30,
                                                      MAY 31,    -------------------------------------------
                                                       2000       1999     1998     1997     1996     1995
                                                    -----------  -------  -------  -------  -------  -------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 9.10     $ 9.77   $ 9.44   $ 9.44   $ 9.68   $ 9.10
                                                      ------     ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.28       0.57     0.55     0.61     0.65     0.69
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.17)     (0.67)    0.33        -    (0.15)    0.58
                                                      ------     ------   ------   ------   ------   ------
  Net from Investment Operations                        0.11      (0.10)    0.88     0.61     0.50     1.27
                                                      ------     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.28)     (0.57)   (0.55)   (0.61)   (0.65)   (0.69)
  Distributions from Net Realized Gains on
   Investments                                             -          -        -        -    (0.09)       -
                                                      ------     ------   ------   ------   ------   ------
  Total Distributions                                  (0.28)     (0.57)   (0.55)   (0.61)   (0.74)   (0.69)
                                                      ------     ------   ------   ------   ------   ------
NET ASSET VALUE
  End of Period                                       $ 8.93     $ 9.10   $ 9.77   $ 9.44   $ 9.44   $ 9.68
                                                      ======     ======   ======   ======   ======   ======
Total Return(5)                                         1.29%(3)  (1.11)%   9.65%    6.74%    5.46%   14.41%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $  102     $  191   $  437   $  701   $1,745   $1,872
  Ratio of Expenses to Average Net Assets               0.20%(3)   0.40%    0.40%    0.40%    0.35%    0.20%
  Ratio of Investment Income - Net to Average Net
   Assets                                               3.21%(3)   5.96%    5.87%    6.63%    6.87%    7.23%
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived                    0.25%(3)   0.50%    0.50%    0.50%    0.50%    0.50%
    Other Expenses Waived or Absorbed                   1.00%(3)   1.18%    0.51%    0.50%    0.42%    0.97%
  Portfolio Turnover Rate                                  7%(3)     15%      64%      92%     110%     264%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                     SG COWEN
                                                          LARGE CAP VALUE FUND - CLASS A
                                                    -------------------------------------------
                                                                                  PERIOD FROM
                                                                                     1/2/98
                                                                      YEAR       (COMMENCEMENT
                                                     SIX MONTHS       ENDED      OF OPERATIONS)
                                                       ENDED      NOVEMBER 30,      THROUGH
                                                    MAY 31, 2000      1999          11/30/98
                                                    ------------  -------------  --------------
                                                    (UNAUDITED)

NET ASSET VALUE
  Beginning of Period                                  $10.20         $ 9.53        $ 10.00
                                                       ------         ------        -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.03           0.10           0.08
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.83           0.67          (0.49)
                                                       ------         ------        -------
  Net from Investment Operations                         0.86           0.77          (0.41)
                                                       ------         ------        -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.03)         (0.10)         (0.06)
  Distributions from Net Realized Gains on
   Investments                                              -              -              -
                                                       ------         ------        -------
  Total Distributions                                   (0.03)         (0.10)         (0.06)
                                                       ------         ------        -------
NET ASSET VALUE
  End of Period                                        $11.03         $10.20        $  9.53
                                                       ======         ======        =======
Total Return(5)                                          8.45%(3)       8.14%(2)      (4.08)%(3)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $7,270         $8,343        $12,044
  Ratio of Expenses to Average Net Assets                0.61%(3)       1.22%          1.11%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                                0.29%(3)       0.96%          0.85%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                        0.73%(3)       1.19%          0.66%(3)
  Portfolio Turnover Rate                                   7%(3)         52%            67%(3)

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                    SG COWEN
                                                         LARGE CAP VALUE FUND - CLASS B
                                                    ----------------------------------------
                                                                                    PERIOD
                                                                       YEAR          FROM
                                                     SIX MONTHS        ENDED      4/17/98(4)
                                                        ENDED      NOVEMBER 30,    THROUGH
                                                    MAY 31, 2000       1999        11/30/98
                                                    -------------  -------------  ----------
                                                     (UNAUDITED)

NET ASSET VALUE
  Beginning of Period                                  $10.21          $ 9.53       $11.11(1)
                                                       ------          ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net                        (0.01)           0.01         0.01
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.83            0.70        (1.58)
                                                       ------          ------       ------
  Net from Investment Operations                         0.82            0.71        (1.57)
                                                       ------          ------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      -           (0.03)       (0.01)
  Distributions from Net Realized Gains on
   Investments                                              -               -            -
                                                       ------          ------       ------
  Total Distributions                                       -           (0.03)       (0.01)
                                                       ------          ------       ------
NET ASSET VALUE
  End of Period                                        $11.03          $10.21       $ 9.53
                                                       ======          ======       ======
Total Return(5)                                          8.04%(3)        7.41%      (14.15)%(3)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $  169          $  195       $  164
  Ratio of Expenses to Average Net Assets                0.99%(3)        1.97%        1.23%(3)
  Ratio of Investment Income (Loss) - Net to
   Average Net Assets                                   (0.08)%(3)       0.18%        0.10%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                        0.92%(3)        1.34%        0.53%(3)
  Portfolio Turnover Rate                                   7%(3)          52%          67%(3)

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                   SG COWEN
                                                        LARGE CAP VALUE FUND - CLASS I
                                                    --------------------------------------
                                                                                  PERIOD
                                                                      YEAR         FROM
                                                     SIX MONTHS       ENDED      2/2/98(4)
                                                       ENDED      NOVEMBER 30,    THROUGH
                                                    MAY 31, 2000      1999       11/30/98
                                                    ------------  -------------  ---------
                                                    (UNAUDITED)

NET ASSET VALUE
  Beginning of Period                                  $10.20         $ 9.54       $ 9.77(1)
                                                       ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.06           0.12         0.10
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.89           0.67        (0.25)
                                                       ------         ------       ------
  Net from Investment Operations                         0.95           0.79        (0.15)
                                                       ------         ------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.06)         (0.13)       (0.08)
  Distributions from Net Realized Gains on
   Investments                                              -              -            -
                                                       ------         ------       ------
  Total Distributions                                   (0.06)         (0.13)       (0.08)
                                                       ------         ------       ------
NET ASSET VALUE
  End of Period                                        $11.09         $10.20       $ 9.54
                                                       ======         ======       ======
Total Return(5)                                          9.41%(3)       8.27%       (1.56)%(3)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $   69         $1,264       $1,153
  Ratio of Expenses to Average Net Assets                0.49%(3)       0.97%        0.80%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                                0.79%(3)       1.17%        1.01%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                        1.02%(3)       1.18%        0.55%(3)
  Portfolio Turnover Rate                                   7%(3)         52%          67%(3)

-------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution

(2)  Based upon average shares outstanding

(3)  Not Annualized

(4)  Commencement of Distribution

(5)  Exclusive of Sales Charges

                            SG COWEN FAMILY OF FUNDS

                               560 Lexington Ave.
                               New York, NY 10022

                                   DIRECTORS

                   PHILIPPE H. COLLAS, Chairman
JAMES H. CAREY         DR. MARTIN J. GRUBER         BURTON J. WEISS

                                    OFFICERS

             PHILIPPE H. COLLAS, CHAIRMAN OF THE BOARD OF DIRECTORS

            HOAN NGUYEN-QUANG, PRESIDENT AND CHIEF EXECUTIVE OFFICER

        WILLIAM R. CHURCH, VICE PRESIDENT AND SENIOR INVESTMENT OFFICER

                      PAUL D. HOUK, INVESTMENT OFFICER(1)

                     DIANE E. JAFFEE, INVESTMENT OFFICER(2)

                    ALAN E. KOEPPLIN, INVESTMENT OFFICER(3)

                GORDON G. IFILL, ASSISTANT INVESTMENT OFFICER(3)

            PHILIP J. BAFUNDO, TREASURER AND CHIEF FINANCIAL OFFICER

                           RODD M. BAXTER, SECRETARY

                         IRWOOD SCHLACKMAN, CONTROLLER

      INVESTMENT ADVISER                                  CUSTODIAN
SG Cowen Asset Management, Inc.                State Street Bank and Trust Co.
      560 Lexington Ave.                               P.O. Box 419111
      New York, NY 10022                            Kansas City, MO 64141

          DISTRIBUTOR                                  TRANSFER AGENT
    Funds Distributor, Inc.                           DST Systems, Inc.
  60 State Street, Suite 1300                       210 West 10th Street
       Boston, MA 02109                             Kansas City, MO 64105

         LEGAL COUNSEL                              INDEPENDENT AUDITORS
   Willkie Farr & Gallagher                               KPMG LLP
      787 Seventh Avenue                              757 Third Avenue
      New York, NY 10019                             New York, NY 10017

------------

(1)  SG Cowen Income + Growth

(2)  SG Cowen Large Cap Value

(3)  SG Cowen Intermediate Fixed Income and SG Cowen Government Securities

                                                               COW SEMI-ANN 5/00